EXHIBIT 10.1

AMENDMENT NO. 2 TO JANUARY 3, 2008 LICENSE AGREEMENT

This Amendment No. 2 (hereinafter the “Amendment No. 2”), entered into on May 15, 2015 (the “Amendment No. 2 Effective Date”) modifies and amends the License Agreement dated January 3, 2008 (the “Agreement”), by and between Arno Therapeutics, Inc. located at 200 Route 31 North, Suite 104, Flemington, New Jersey 08822 (“Company”) and Ohio State Innovation Foundation (“OSIF”) having an address at 1524 N. High Street, Columbus, Ohio 43201.

BACKGROUND

OSIF and Company desire to amend the Agreement in order to modify the specific terms of the Agreement to: (i) delete and replace definition of “IMPROVEMENTS” and insert a structure-based definition of “ANALOGS” to include all permutations of “X”, “Ar”, and “R” groups claimed in patents and patent applications listed in Appendix A, as amended herein; (ii) Update Appendix A to include new patent applications and patents directed toward ANALOGS and OSU TechID 2013-135, “Novel p21 Activated Kinase Inhibitors”; (iii) Grant certain first rights to Licensor’s rights in the field of “Aryl-pyrazole inventions” made by the Inventor; (iv) document resolution of dispute between OSIF and Company; and (v) delete and replace definition of Net Sales to better address altruistic sales for third world indications in developing countries.

NOW THEREFORE, in consideration of the promises and of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

1. Section 1.9 “IMPROVEMENTS” of the Agreement is hereby deleted in its entirety and replaced with the following:

1.9 “IMPROVEMENTS” shall mean Licensor’s rights in PATENT RIGHTS to:

(a) the composition of matter of LICENSED PRODUCTS or ANALOGS made by the INVENTOR and formulations thereof,

(b) improved methods of manufacture and production techniques of LICENSED PRODUCTS or ANALOGS,

(c) therapeutic indications and developments intended to enhance the safety and efficacy of the LICENSED PRODUCTS or ANALOGS,

(d) methods of use, dosing, or administration of LICENSED PRODUCTS or ANALOGS, and

(e) ANALOGS in patents and patent applications claiming priority to U.S. Provisional Patent Applications 61/677,251 and 61/820,956 or resulting from a national stage filing from WO 2014/022382 for all fields of use outside of prevention, treatment, or amelioration of a disease caused by a mycobacterium.

2. Section 1.27 is added to the Agreement as follows:

1.27 “ANALOG(S)” means any composition-of-matter (and racemates, polymorphs, and pharmaceutically acceptable salts, co-crystals thereof) having the following structure:

1 INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

where:

X is selected from: alkyl or haloalkyl, including but not limited to CF3;

Ar is selected from: phenyl, biphenyl, naphthyl, anthryl, phenanthryl, fluorenyl, wherein Ar is optionally substituted with one or more substituents at any suitable position, including but not limited to and

and	;

R is selected from: —CN, —CH2CN, —CH2CH2CN, —CH2CH2CH2CN, -NH2 amioacetamide, guanidine, -NH-CO-(CH2)x>1-NH2

2 INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

;

R’ is selected from: SO2CH2CH2NH2, or SO2NH2 or an amino acid attached through the α-carboxyl group selected from the group consisting of L-Lys, D-Lys, β-Ala, L-Leu, L-Ile, Phe, Asn, Glu and Gyl;

R’’ is selected from: -H, methyl, ethyl, allyl, CH2CH2OH, CH2CN, CH2CH2CN, CH2CONH2, and

.

3. Appendix A is hereby deleted in its entirety and replaced with Appendix A of this Amendment No. 2.

4. Section 1.28 is added to the Agreement as follows:

1.28 “ARYL-PYRAZOLE INVENTIONS” shall mean, collectively, any and all inventions owned or controlled by LICENSOR or under obligation of assignment to LICENSOR that: (i) are not subject to any rights of a third party (other than the rights held by the U.S. Government as described in Section 2.5 of the License Agreement) in existence as of the Effective Date or the date of disclosure of such invention to LICENSOR or The Ohio State University’s Office of Technology Commercialization (“TCO”); (iii) name as an inventor at least one of any of the inventors listed on any patent and patent application listed in Appendix A, or are submitted by TCO or LICENSOR to LICENSEE for consideration; and (iv) are directed toward any compositions of matter (or use or synthesis thereof or formulations containing) that are not ANALOGS or LICENSED PRODUCTS under the January 3, 2008 License Agreement (as amended), such compositions of matter having a structure as follows:

3 INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

.

5. Section 2.7 is added to the Agreement as follows:

2.7 LICENSOR hereby grants to LICENSEE a right of first review and first option to obtain an exclusive license, on the terms of the Patent &Technology License Agreement attached hereto as Appendix B, to ARYL-PYRAZOLE INVENTIONS to make, have made, use, offer for sale, sell, import, export and otherwise exploit products and services. LICENSOR agrees to promptly disclose each invention disclosure form describing ARYL-PYRAZOLE INVENTIONS (each invention disclosure form for ARYL-PYRAZOLE INVENTIONS individually referred to as an “A-P IDF”) to LICENSEE. LICENSEE agrees to review and share its perspectives and feedback on inventions described in each A-P IDF following disclosure to LICENSEE (including an initial indication of interest in LICENSEE’s licensing of such invention(s) described in the A-P IDF) within forty five (45) days after the disclosure to LICENSEE (such thirty (45) days referred to hereinafter as “Review Period”). Upon written notice by LICENSEE, before expiration of the Review Period for a particular ARYL-PYRAZOLE INVENTION, to LICENSOR of LICENSEE’s interest in licensing one of such ARYL-PYRAZOLE INVENTIONS, LICENSEE and LICENSOR shall have ninety (90) days from the end of the Review Period for that ARYL-PYRAZOLE INVENTION to negotiate in good faith a license agreement to that ARYL-PYRAZOLE INVENTION (“Negotiation Period”) on the terms of the Patent &Technology License Agreement attached hereto as Appendix B. The parties acknowledge that any such license agreement to a particular ARYL-PYRAZOLE INVENTION may differ in form and terms from the present Agreement. In the event that LICENSEE does not obtain a license with respect to a particular ARYL-PYRAZOLE INVENTION during the Negotiation Period, LICENSOR shall not have any further obligation to LICENSEE with respect to that particular ARYL-PYRAZOLE INVENTION and LICENSOR may license such particular ARYL-PYRAZOLE INVENTION to any third party after expiration of the Negotiation Period.

6. Appendix B is added to the Agreement with Appendix B of this Amendment No. 2.

7. Section 1.18 “NET SALES” is deleted in its entirety and replaced with the following:

1.18 “NET SALES” means the GROSS CONSIDERATION received by LICENSEE, AFFILIATES, and SUBLICENSEES from the SALE of LICENSED PRODUCTS, less the following items directly attributable to the SALE of such LICENSED PRODUCTS that are specifically identified on the invoice for such SALE and borne by the LICENSEE, AFFILIATES, or SUBLICENSEES as the seller:

(a) discounts, returns and allowances actually granted to customers;

(b) commissions actually paid to third-party distributors and other third-party sales agencies;

(c) sales, value added, use and other taxes and government charges actually paid, excluding income taxes;

(d) import and export duties actually paid;

(e) bad debt deductions actually written off during the accounting period;

(d) freight, transport, packing and transit insurance charges actually paid or allowed; and

(e) other amounts actually refunded, allowed or credited due to rejections or returns, but not exceeding the original invoiced amount.

4 INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

8. Section 1.29 is added to the Agreement as follows:

1.29 “GROSS CONSIDERATION” means all cash and non-cash consideration (e.g., securities).

9. Section 1.30 is added to the Agreement as follows:

1.30 “SALE” means any transfer or other disposition of LICENSED PRODUCTS or LICENSED PROCESSES for which consideration is received by LICENSEE, its AFFILIATES or SUBLICENSEES. A SALE of LICENSED PRODUCTS or LICENSED PROCESSES will be deemed completed at the time LICENSEE or its AFFILIATE or its SUBLICENSEE receives such consideration.

10. The parties additionally agree as follows:

A dispute has arisen between Ohio State Innovation Foundation (“OSIF”) and Arno Therapeutics, Inc. (“Arno”) regarding the interpretation of the term IMPROVEMENTS and the scope of PATENT RIGHTS licensed under the License Agreement for Case No. 04021, “A Novel Class of PDK-1/Akt Signaling Inhibitors” (the “Dispute”), which the parties now wish to resolve and settle. The parties have agreed upon a revised definition of IMPROVEMENTS, as well as clarified the scope of the existing PATENT RIGHTS and defined a framework that identifies the scope of IMPROVEMENTS that comprises the PATENT RIGHTS as well as the optional PATENT RIGHTS in which Arno has the right of first look at certain other enhancements to the PATENT RIGHTS that are not classified as IMPROVEMENTS.

As a result of the parties’ resolution of the Dispute, each party hereby releases the other party (and any of their the parents, subsidiaries, agents, affiliates, assigns, employees, owners, and successors-in-interest) from any and all claims, demands, liabilities, and causes of action, asserted or unasserted, arising out of any act, error, omission, representation, agreement, circumstance or event arising from or associated with the Dispute that arose prior to the date hereof, or otherwise occurring between OSIF and Arno prior to the date hereof, as they relate to the Dispute, whether such claims are relate to the PATENT RIGHTS or IMPROVEMENTS, or are founded upon breach of contract, tort, breach of duties of good faith and fair dealing, or breach of any other state or federal statutes or common law, or any other related theory.

The parties further agree and acknowledge that these releases shall not extend to any obligation arising from the License Agreement, nor shall they release any payment obligations set forth therein not related to the Dispute.

Notwithstanding anything to the contrary herein, LICENSOR warrants and represents that, to LICENSOR’s actual knowledge, the following have been disclosed to LICENSEE:

(1)	all patents and patent applications corresponding to LICENSED INFORMATION and PATENT RIGHTS, IMPROVEMENTS, ANALOGS, as amended, to LICENSOR’s actual knowledge, are either: (i) included in Appendix A, as amended, or (ii) identified in Section 1.9(e) of this Agreement, and
(2)	all patents and patent applications corresponding to ARYL-PYRAZOLE INVENTIONS as of the Effective Date of this Amendment.

To the extent any additional inventions, patents, and patent applications that correspond to PATENT RIGHTS, IMPROVEMENTS, ANALOGS, and ARYL-PYRAZOLE INVENTIONS are discovered after the Effective Date of this Amendment, the LICENSE AGREEMENT, as amended, shall apply to any such rights.

Each party acknowledges that it is executing this release entirely upon its own volition, individual judgment, belief and knowledge; that this release is made without reliance upon any statement or representation of any party or any person not herein expressed; that no promise, inducement or agreement, not herein expressed, has been made to it; that this release contains, and is, the entire agreement and understanding between the parties referred to above, whether specifically named or not; and that the terms of this release are contractual and not mere recitals.

The parties acknowledge they may hereafter discover new facts different from or in addition to those they now know or believe to be true, but they agree to assume the risk of the possible discovery of additional facts, and agree that this release will be and shall remain effective in all respects regardless of the discovery of additional facts with respect to their claims arising out of the Dispute.

5 INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Except as amended above, the terms and conditions of the Agreement remain in full force and effect.

A facsimile or electronically scanned signature will be deemed sufficient evidence of a Party’s execution of this Amendment. If this Amendment is executed first by OSIF and is not executed by Company and received by OSIF within fifteen (15) days of the date of signature set forth under OSIF’s signature below, then this Amendment shall be null and void and of no further effect.

AGREED:

OHIO STATE INNOVATION FOUNDATION By: /s/ Stan Micek Name: Stan Micek Title: President Date: 09 JUL 15	ARNO THERAPEUTICS By: /s/ Alexander Zukiwski Name: Alexander Zukiwski Title: CEO Date: July 9, 2015

6 INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix A

Title of Application/Patent	Tech ID	Application Type	Filing Date	Serial No.	Grant No.	Grant Date	Country	Status

PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/4/2004	4816902.3	1696907	4/17/2013	Austria	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/4/2004	4816902.3	1696907	4/17/2013	Belgium	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	PCT	10/04/2004	2566846	2566846	08/28/2012	Canada	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	PCT	10/04/2004	200480036007.3	ZL200480036007.3	6/16/2010	China	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/4/2004	4816902.3	1696907	4/17/2013	Denmark	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	PCT	10/04/2004	04816902.3	1696907	4/17/2013	Europe	Inactive
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Finland	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	France	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Germany	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/4/2004	4816902.3	1696907	4/17/2013	Hungary	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	PCT	10/04/2004	1131/CHENP/2006			India	Patent Pending
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Ireland	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Italy	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	PCT	10/04/2004	2006-534245	4745971	05/20/2011	Japan	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	PCT	10/04/2004	10-2006-7008622	1217427	12/24/2012	Korea, South	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Luxembourg	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Monaco	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Netherlands	Issued

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

PDK-1/AKT Signaling Inhibitors	2004-021	PCT	10/04/2004	PCT/US2004/032723			PCT (Not Applicable)	Inactive
PDK-1/AKT Signaling Inhibitors	2004-021	PCT	10/04/2004	200602174-5	120,841	07/31/2007	Singapore	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Slovenia	Abandoned
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Spain	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Sweden	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	Switzerland	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	EPC	10/04/2004	04816902.3	1696907	4/17/2013	United Kingdom	Issued
PDK-1/AKT Signaling Inhibitors	2004-021	Utility	10/04/2004	10/957,925			United States of America	Abandoned
PDK-1/AKT SIGNALING INHIBITORS	2004-021	Provisional	10/08/2003	60/509,814			United States of America	Expired
PDK-1/AKT SIGNALING INHIBITORS	2004-021	Continuation Application	09/28/2007	11/864,612	7,576,116	08/18/2009	United States of America	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	Divisional	05/12/2008	12/118,788	8,541,460	9/24/2013	United States of America	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	Divisional	06/02/2009	12/476,772	8,546,441	10/1/2013	United States of America	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	Utility	09/23/2010	12/888,687	8,080,574	12/20/2011	United States of America	Issued
PDK-1/AKT SIGNALING INHIBITORS	2004-021	Divisional	12/19/2011	13/329,646			United States of America	Abandoned

Novel small-molecule autophagy-inducing agents as anti-infective agents against intracellular pathogens	2007-088	Provisional	07/24/2007	60/951,672			United States of America	Expired
Anti-infective agents against itracellular pathogens	2007-088	Provisional	07/26/2007	60/952,158			United States of America	Expired

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Anti-infective agents against itracellular pathogens	2007-088	Utility	07/24/2008	12/179,134	8,039,502	10/18/2011	United States of America	Issued
ANTI-INFECTIVE AGENTS AGAINST INTRACELLULAR PATHOGENS (D1)	2007-088	Divisional	10/07/2011	13/267,943	8,445,483	5/21/2013	United States of America	Issued
ANTI-INFECTIVE AGENTS AGAINST INTRACELLULAR PATHOGENS (D2)	2007-088	Divisional	4/24/2013	13/869,386	8,741,944	4/24/2013	United States of America	Issued

Anti-Francisella Agents	2009-077	Priority	4/22/2009	12/428,035			United States of America	Abandoned
Anti-Francisella Agents	2009-077	ORD	5/25/2010	10005407.1	2246332	3/18/2013	Europe	Inactive
Anti-Francisella Agents	2009-077	EPC	5/25/2010	10005407.1	2246332	3/18/2013	Germany	Issued
Anti-Francisella Agents	2009-077	EPC	5/25/2010	10005407.1	2246332	3/18/2013	Italy	Issued
Anti-Francisella Agents	2009-077	EPC	5/25/2010	10005407.1	2246332	3/18/2013	Spain	Issued
Anti-Francisella Agents	2009-077	EPC	5/25/2010	10005407.1	2246332	3/18/2013	Switzerland	Issued
Anti-Francisella Agents	2009-077	EPC	5/25/2010	10005407.1	2246332	3/18/2013	United Kingdom	Issued
Anti-Francisella Agents	2009-077	Divisional	9/12/2012	13/610,967	8,580,827	11/12/2013	United States of America	Issued

Anti-Staphylococcal Celecoxib Derivatives	2011-039	Provisional	11/1/2010	61/408,680			United States of America	Expired
Anti-Staphylococcal Celecoxib Derivatives	2011-039	PCT	10/31/2011	PCT/US11/058501			PCT	Inactive
Anti-Staphylococcal Celecoxib Derivatives	2011-039	PCT	6/1/2013	11838597			Europe	Published
Anti-Staphylococcal Celecoxib Derivatives	2011-039	PCT	5/1/2013	13/882,897			United States of America	Allowed

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Anticancer Multikinase Inhibitors	2013-135	Provisional	3/29/2003	61/806,518	United States of America	Expired
Anticancer P21-Activated Kinase Inhibitors	2013-135	Utility	3/31/2014	14/230,689	United States of America	Published

The following are included in the definition of PATENT RIGHTS to the extent these cover ANALOGS claiming priority to US Provisional Patent Applications 61/677,251 and 61/820,956 or resulting from a national stage filing from WO2014/022382 for all fields of use outside of prevention, treatment or amelioriation of a disease caused by a mycobacterium:
Antibacterial Protein Kinase Inhibitors	2013-339	Provisional	7/30/2012	61/677,251	United States of America	Expired
Antibacterial Protein Kinase Inhibitors	2013-339	Provisional	5/8/2013	61/820,956	United States of America	Expired
Antibacterial Protein Kinase Inhibitors	2013-339	PCT	7/30/2013	PCT/US2013/052706	PCT	Inactive
Antibacterial Protein Kinase Inhibitors	2013-339	PCT	2/17/2015	2013296619	Australia	Pending
Antibacterial Protein Kinase Inhibitors	2013-339	PCT	3/2/2015	BR1120150020780	Brazil	Pending
Antibacterial Protein Kinase Inhibitors	2013-339	PCT	awaiting filing date	awaiting serial no.	Canada	Pending
Antibacterial Protein Kinase Inhibitors	2013-339	PCT	awaiting filing date	awaiting serial no.	China	Pending
Antibacterial Protein Kinase Inhibitors	2013-339	PCT	2/4/2015	13825373.7	Europe	Pending
Antibacterial Protein Kinase Inhibitors	2013-339	PCT	1/29/2015	awaiting serial no.	Japan	Pending
Antibacterial Protein Kinase Inhibitors	2013-339	PCT	2/10/2015	10-2015-7003562	South Korea	Pending
Antibacterial Protein Kinase Inhibitors	2013-339	PCT	1/29/2015	14/418,250	United States of America	Pending

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX B

PATENT & Technology LICENSE AGREEMENT

AGT. No. ____________

This Patent & Technology License Agreement (“PTLA”) is by and between the Licensor and the Licensee identified below (collectively, “Parties”, or singly, “Party”).

Licensor owns, controls and/or has the right to sublicense the Licensed Subject Matter (defined in Exhibit A). Licensee desires to secure the right and license to use, develop, manufacture, market, and commercialize the Licensed Subject Matter. Licensor desires to have the Licensed Subject Matter developed and used for the benefit of Licensee, the inventors, Licensor, and the public.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the Parties hereby agree as follows:

The Terms and Conditions of this PTLA attached hereto as Exhibit A are incorporated herein by reference in their entirety (the “Terms and Conditions”). In the event of a conflict between provisions of this PTLA and the Terms and Conditions, the provisions in this PTLA shall govern. Unless defined in this PTLA, capitalized terms used in this PTLA shall have the meanings given to them in the Terms and Conditions. The section numbers used in the left hand column in the table below correspond to the section numbers in the Terms and Conditions.

1. Definitions
Effective Date	[to be determined by the parties prior to execution]
Licensor	Ohio State Innovation Foundation, with an address at 1524 North High Street, Columbus, OH 43201.
Licensee	Arno Therapeutics, a Delaware corporation, with its principal place of business at 200 Route 31 North, Suite 104, Flemington, New Jersey 08822
Territory	Worldwide
Field of Use	Field of Use: All fields
Patent Rights/Technology Rights [to be determined by the parties prior to execution]
App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
[App number] [Filing date] [Tech ID]	[Title of patent or Technology]	[Inventor name(s)]	☐ Yes, w/ [whom] ☐ No	[Law firm]
[App number] [Filing date] [Tech ID]	[Title of patent or Technology]	[Inventor name(s)]	☐ Yes, w/[whom] ☐ No	[Law firm]

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		Page 1 of 25

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Diligence Milestones, Fees and Deadlines
2.4, 3	Milestone Events	Milestone Fees Due by the Quarterly Payment Deadline for the Contract Quarter in which the milestone events are achieved.	Deadlines
	1. [***]	[***]	[***]
	2. [***]	[***]	[***]
	3. [***]	[***]	To be determined by the parties prior to execution
	4. [***]	[***]
	5. [***]	[***]
	6. [***]	[***]
	7. [***]	[***]
	8. [***]	[***]

Compensation
3	Patent expenses due upon Effective Date	Current estimated amount. Licensee’s obligations to pay all past and future patent expenses pursuant to Section 6 (Patent Expenses and Prosecution) will not be limited by such amount.	Based on invoices received and approved as of: [Date]
$To be determined by the parties prior to execution
3	Upfront Fee	$[***] due upon Effective Date
3	License Maintenance Fees

$[***] due on 30 days after first anniversary of Effective Date

$[***] due on each anniversary of Effective Date thereafter.

Amounts paid as License Maintenance Fees shall be credited against any Milestone Fees due in the same Contract Year as the Contract Year when the License Maintenance Fee is paid. No License Maintenance Fees shall be due for Contract Years following the Contract Year when First Sale occurs.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		Page 2 of 25

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

3	Sublicense Fees

For Sublicense Agreements executed on or before the first anniversary of the Effective Date, [***]% of Non-Royalty Sublicensing Consideration, due on or before the Quarterly Payment Deadline for the Contract Quarter.

For Sublicense Agreements executed after the first anniversary of the Effective Date and on or before the fourth anniversary of the Effective Date, [***]% of Non-Royalty Sublicensing Consideration, due on or before the Quarterly Payment Deadline for the Contract Quarter.

For Sublicense Agreements executed after the fourth anniversary of the Effective Date, [***]% of Non-Royalty Sublicensing Consideration, due on or before the Quarterly Payment Deadline for the Contract Quarter.

3.1	Running royalty rate (applies to Sales by Licensee, Affiliates and Sublicensees)	(a) Licensed Products and Licensed Processes covered by the Patent Rights	[***]%
		(b) Licensed Products and Licensed Processes not covered by the Patent Rights	N/A
3.1	Minimum Annual Royalties	$[***] for Contract Year ending December 31 of the Contract Year following the Contract Year when First Sale occurs, $[***] per Contract Year thereafter

18. Notices
Licensee Contacts	Licensor Contacts

Contact for Notice:

Attn: [Name]

[Address]

Fax: [Fax number]

Phone: [Phone number]

E-mail: [E-mail]

Accounting contact:

Attn: [Name]

[Address]

Fax: [Fax number]

Phone: [Phone number]

E-mail: [E-mail]

Patent prosecution contact:

Attn: [Name]

[Address]

Fax: [Fax number]

Phone: [Phone number]

E-mail: [E-mail]

Contact for Notice:

Attn: President

1524 N. High Street
Columbus, OH 43201

Fax: 614-292-8907

Phone: 614-292-1315

E-mail: innovation@osu.edu

Payment and reporting contact:

Checks payable to “Ohio State Innovation Foundation”

Attn: Accounting/Compliance

1524 N. High Street
Columbus, OH 43201

Fax: 614-292-8907

Phone: 614-292-1315

E-mail: tcocompliance@osu.edu

OSIF Patent Coordinator

1524 N. High Street
Columbus, OH 43201

Fax: 614-292-8907

Phone: 614-292-1315

E-mail: tcoip@osu.edu

Patent prosecution contact:

Attn: [Name]

[Address]

Fax: [Fax number]

Phone: [Phone number]

E-mail: [E-mail]

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		Page 3 of 25

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20. Special Provision. The Parties hereby agree to the following special provisions (if any) set forth in this Section 20 with respect to this PTLA.

20.1 Definitions of FDA, IND, Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial, NDA

“FDA” shall mean the United States Food and Drug Administration or successor entity.

“IND” shall mean an investigational new drug application filed with the FDA or corresponding regulatory agency outside of the U.S. prior to the commencement of human clinical trials in the United States pursuant to 21 C.F.R. § 312(a) or pursuant to corresponding regulations outside of the U.S..

“NDA” shall mean an application for FDA approval or approval of corresponding regulatory agency outside of the U.S. to market a new drug filed with the FDA pursuant to 21 C.F.R. § 312(a) or pursuant to corresponding regulations outside of the U.S..

“Phase I Clinical Trial” shall mean the initial introduction of an investigational new drug into humans, the principal purpose of which is to determine the metabolism and pharmacologic actions of the drug in humans, the side effects associated with increasing doses, and, if possible, to gain early evidence on effectiveness, in compliance with 21 C.F.R. § 312(a).

“Phase II Clinical Trial” shall mean controlled human clinical studies conducted to evaluate the effectiveness of a drug for a particular indication or indications in patients with the disease or condition under study and to determine the common short-term side effects and risks associated with the drug in compliance with 21 C.F.R. § 312(a).

“Phase III Clinical Trial” shall mean expanded controlled and uncontrolled human clinical trials pursuant to a randomized study with endpoints agreed upon by regulatory bodies for regulatory approval performed after Phase II Clinical Trials evidence suggesting effectiveness of a drug has been obtained, and is intended to gather the additional information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of a drug and to provide an adequate basis for physician labeling, as in compliance with 21 C.F.R. § 312(a).

21. No Other Promises and Agreements; Representation by Counsel. Licensee expressly represents and warrants and does hereby state and represent that no promise or agreement which is not herein expressed has been made to Licensee in executing this PTLA except those explicitly set forth herein and in the Terms and Conditions, and that Licensee is not relying upon any statement or representation of Licensor or its representatives. Licensee is relying on Licensee’s own judgment and has had the opportunity to be represented by legal counsel. Licensee hereby represents and warrants that Licensee understands and agrees to all terms and conditions set forth in this PTLA and said Terms and Conditions.

22. Deadline for Execution by Licensee. If this PTLA is executed first by the Licensor and is not executed by the Licensee and received by the Licensor at the address and in the manner set forth in Section 18 of the Terms and Conditions within thirty (30) days of the date of signature set forth under the Licensor’s signature below, then this PTLA shall be null and void and of no further effect.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		Page 4 of 25

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IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this PTLA.

LICENSOR: OHIO STATE INNOVATION FOUNDATION	LICENSEE: ARNO THERAPEUTICS
BY:	BY:
NAME:	NAME:
TITLE:	TITLE:
DATE:	DATE:

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		Page 5 of 25

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EXHIBIT A

Terms and Conditions of the PTLA

These Terms and Conditions of the PTLA (“Terms and Conditions”) are incorporated by reference into the PTLA to which they are attached. All Section references in these Terms and Conditions shall be references to provisions in these Terms and Conditions unless explicitly stated otherwise.

1.	Definitions.

“Affiliate” means any business entity more than 50% owned by Licensee, any business entity which owns more than 50% of Licensee, or any business entity that is more than 50% owned by a business entity that owns more than 50% of Licensee.

“Agreement” means collectively (i) these Terms and Conditions and (ii) the PTLA.

“Confidential Information” means all information that is of a confidential and proprietary nature to Licensor or Licensee and provided by one Party (“Discloser”) to the other Party (“Recipient”) under the Agreement.

“Contract Quarter” means the three-month periods ending on March 31, June 30, September 30, and December 31 of each Contract Year.

“Contract Year” means the 12-month period ending on December 31.

“Effective Date”, “Field of Use”, “Inventors” (or singly, “Inventor”), “Licensee”, “Licensor”, “Prosecution Counsel”, and “Territory” mean, respectively, the date indicated as the Effective Date, the field indicated as the Field of Use, the inventor(s) identified in the definition of Patent Rights/Technology Rights, the Party identified as the Licensee, the Party identified as the Licensor, the law firm or attorney who is handling the prosecution of the Patent Rights, and the territory, all as identified in Section 1 of the PTLA.

“Government” means any agency, department or other unit of the United States of America or the State of Ohio.

“Gross Consideration” means all cash and non-cash consideration (e.g., securities).

“Licensed Process” means a method, procedure, process, performance of a service, or other subject matter: (i) whose practice, use, sale, or offer for sale is covered in whole or in part by a Valid Claim of the Patent Rights; and/or (ii) that uses, incorporates, is made with, is created from, is derived or developed from the use of, or practices any (a) Technology Rights, (b) Licensed Products, and/or (c) modifications of, enhancements to, and/or derivatives of the Technology Rights or Licensed Products.

“Licensed Product” means any product, apparatus, kit, portion, part, or component thereof: (i) whose manufacture, use, sale, offer for sale or import is covered in whole or in part by a Valid Claim of the Patent Rights; (ii) that uses, incorporates, is made with, is created from, or is derived or developed from the use of, any Technology Rights; (iii) that is made by using a Licensed Process or another Licensed Product; and/or (iv) that is derived or developed from a Licensed Process or another Licensed Product.

“Licensed Subject Matter” means Patent Rights and/or Technology Rights.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Milestone Fees” means all fees identified as Milestone Fees in Sections 2.4 and 3 of the PTLA.

“Net Sales” means the Gross Consideration received by Licensee, Affiliates, and Sublicensees from the Sale of Licensed Products and Licensed Processes, less the following items directly attributable to the Sale of such Licensed Products that are specifically identified on the invoice for such Sale and borne by the Licensee, Affiliates, or Sublicensees as the seller: (a) discounts and rebates actually granted; (b) sales, value added, use and other taxes and government charges actually paid, excluding income taxes; (c) import and export duties actually paid; (d) freight, transport, packing and transit insurance charges actually paid or allowed; and (e) other amounts actually refunded, allowed or credited due to rejections or returns, but not exceeding the original invoiced amount.

“Non-Royalty Sublicensing Consideration" means the Gross Consideration received by the Licensee or its Affiliate directly or indirectly, from any Sublicensee that is not an earned royalty, including but not limited to any fixed fee, option fee, distribution fee, license fee, maintenance fee, milestone payment, unearned portion of any minimum royalty payment, equity, joint marketing fee, intellectual property cross license, research and development funding in excess of Licensee’s cost of performing such research and development, and any other property, consideration or thing of value given or exchanged for a Sublicense Agreement regardless of how the Licensee and Sublicensee characterize such payments or consideration.

“PTLA” means the particular Patent & Technology License Agreement to which these Terms and Conditions are attached and incorporated into by reference.

“Patent Rights” means the Licensor’s rights in: (a) the patents and patent applications listed in Section 1 of the PTLA; (b) all provisional patent applications filed within one year of any provisional application listed in Section 1 of the PTLA that can be included in a priority claim in a non-provisional application claiming priority to any non-provisional application listed in Section 1 of the PTLA; (c) all non-provisional patent applications that claim priority to any of the provisional applications listed in Section 1 of the PTLA to the extent the claims of such non-provisional applications are entitled to claim priority to such provisional applications; (d) all divisional(s), continuation(s) and continuations-in-part (excluding new matter and claims containing new matter) of the non-provisional patent applications identified in (a) and (b) and (c) above, to the extent that claims of such continuations-in-part are entitled to claim priority to at least one of the patent applications identified in (a) or (b) or (c) above; (e) all reissues, reexaminations, extensions, and foreign counterparts of any of the patents or patent applications identified in (a), (b), (c) or (d), above; and (f) any patents that issue with respect to any of the patent applications listed in (a), (b) , (c), (d) or (e), above.

“Quarterly Payment Deadline” means the day that is thirty (30) days after the last day of any particular Contract Quarter.

“Sell, Sale or Sold” means any transfer or other disposition of Licensed Products or Licensed Processes for which consideration is received by Licensee, its Affiliates or Sublicensees. A Sale of Licensed Products or Licensed Processes will be deemed completed at the time Licensee or its Affiliate or its Sublicensee receives such consideration.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Sublicense Agreement” means any agreement or arrangement pursuant to which Licensee (or an Affiliate or Sublicensee) grants to any third party any of the license or sublicense rights granted to the Licensee under the Agreement.

“Sublicense Fee” means the fee specified in Section 3 of the PTLA.

“Sublicensee” means any entity that enters into an agreement or arrangement with Licensee, or receives a sublicense grant from Licensee under the Licensed Subject Matter, to manufacture, have manufactured, offer for sale, sell, lease, use, practice, and/or import the Licensed Product and/or Licensed Process.

“Technology Rights” means Licensor’s rights in technical information, know-how, processes, procedures, compositions, devices, methods, formulas, protocols, techniques, designs, drawings or data created before the Effective Date by Inventors while employed at The Ohio State University (“OSU”) and within the Field of Use which are not covered by Patent Rights, but which are either (1) directly related to the Tech ID listed in Section 1 of the PTLA or (2) necessary or used for practicing inventions claimed in patents and/or patent applications listed in the definition of Patent Rights whether outstanding, expired or abandoned.

“Valid Claim” means any issued claim of the Patent Rights that has not expired, or been finally held as invalid or unenforceable by a court or administrative body of competent jurisdiction from which no appeal can be or is taken, as well as any pending claim of the Patent Rights that has not been finally and conclusively rejected from which no appeal can be or is taken.

2.	License Grant and Commercialization.

2.1	Grant.

(a)	Licensor grants to Licensee a royalty-bearing exclusive license under Patent Rights to make, have made, distribute, have distributed, use, offer for Sale, Sell, lease, loan and/or import Licensed Products and Licensed Processes in the Field of Use in the Territory.

(b)	Licensor grants to Licensee a royalty-bearing nonexclusive sublicense under Technology Rights to make, have made, distribute, have distributed, use, offer for Sale, Sell, lease, loan and/or import Licensed Products and Licensed Processes in the Field of Use in the Territory.

(c)	This grant is subject to: (1) the payment by Licensee to Licensor of all consideration required under the Agreement; (2) any rights of, or obligations to, the Government; and (3) rights retained by Licensor to (i) publish the scientific findings from research related to the Licensed Subject Matter, (ii) use the Licensed Subject Matter for teaching, research, education, and other educationally-related purposes, and (iii) grant rights to, and transfer material embodiments of, the Licensed Subject Matter to other academic institutions or non-profit research institutions under a material transfer agreement substantially similar to the agreement of Attachment [x] (“Material Transfer Agreement”) for the purposes identified in clauses (i) and (ii) above provided that any such Transferee agrees to be bound by the applicable terms and conditions of this Agreement and shall indicate that Licensor is a third-party beneficiary of the Material Transfer Agreement.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	Licensor reserves all rights not expressly granted in the Agreement including, but not limited to, any other licenses, implied or otherwise, to any patents or other rights of Licensor, regardless of whether such patents or other rights are dominant or subordinate to any rights expressly granted in the Agreement, or are required to exploit any rights expressly granted in the Agreement.

2.2	Affiliates. Licensee may extend the license granted herein to any Affiliate provided that the Affiliate agrees in writing to be bound by the Agreement to the same extent as Licensee. For the sake of clarity, any specific reference to “Licensee” herein shall include such Affiliate regardless of whether a specific reference to an “Affiliate” is made in such provision. Licensee agrees to deliver such written agreement to Licensor within thirty (30) calendar days following execution.

2.3	Sublicensing. Licensee has the right to grant Sublicense Agreements under the Licensed Subject Matter consistent with the terms of the Agreement, subject to the following:

(a)	A Sublicense Agreement shall not exceed the scope and rights granted to Licensee hereunder. Sublicensee must agree in writing to be bound by the applicable terms and conditions of this Agreement and shall indicate that Licensor is a third party beneficiary of the Sublicense Agreement.

(b)	Licensee shall deliver to Licensor a copy of each Sublicense Agreement granted by Licensee, Affiliate or Sublicensee, and any modification or termination thereof, within thirty (30) days following the applicable execution, modification, or termination of such Sublicense Agreement.

(c)	Notwithstanding any such Sublicense Agreement, Licensee will remain primarily liable to Licensor for all of the Licensee’s duties and obligations contained in the Agreement. Each Sublicense Agreement will contain a right of termination by Licensee in the event that the Sublicensee breaches the payment or reporting obligations affecting Licensor or any other terms and conditions of the Sublicense Agreement that would constitute a breach of the Agreement if such acts were performed by Licensee.

2.4	Diligent Commercialization. Licensee by itself or through its Affiliates and Sublicensees will use diligent and commercially reasonable efforts to commercialize Licensed Products and/or Licensed Processes in the Field of Use within the Territory. Without limiting the foregoing, Licensee will: (a) maintain a bona fide, funded, ongoing and active research, development, manufacturing, marketing, and sales program to diligently make, have made, use, sell, and have sold Licensed Products and/or Licensed Processes that are commercially available to the public as soon as commercially practicable, and (b) fulfill the milestone events specified in Section 2.4 of the PTLA by the deadlines indicated therein. If the obligations under this Section 2.4 are not fulfilled, Licensor may treat such failure as a breach in accordance with Section 7.3(b); provided, however, that if Licensee anticipates missing a milestone date and it has used and is using diligent and commercially reasonable efforts to commercialize Licensed Products and/or Licensed Processes in the Field of Use within the Territory, the parties shall negotiate in good faith reasonably appropriate extensions or other accommodations to the applicable milestone to enable Licensee to achieve such milestone, taking into consideration, Licensee’s active engagement in assessing drugability with respect to a Licensed Product and, after IND filing for a Licensed Product, Licensee’s ongoing engagement of pre-clinical and clinical development for Licensed Products which shall be evidenced by conducting at least one of the following activities in each year starting from the date of IND filing:

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i) having expended at least five hundred thousand dollars ($500,000) for development of a Licensed Product;
(ii) having manufactured a Licensed Product suitable for clinical trials under an approved IND;
(iii) having responded in full to all regulatory requests/issues relating to a Phase I, II or III Clinical Trial of a Licensed Product;
(iv) having prepared documents for NDA filing with respect to a Licensed Product;
(v) having filed an NDA for a Licensed Product;
(vi) following NDA filing, having actively pursued NDA approval for a Licensed Product;
(vii) following NDA approval of Licensed Product, having launched or sold a Licensed Product in the United States or another major market country.

3.	Compensation. In consideration of rights granted to Licensee, Licensee will pay Licensor all of the fees and royalties set forth in the PTLA and in accordance with these Terms and Conditions. Each payment will reference the PTLA number and will be sent to Licensor’s payment and accounting contact in Section 18 of the PTLA.

3.1	Royalties. Licensee will pay running royalties on Net Sales in each Contract Quarter on or before the Quarterly Payment Deadline for such Contract Quarter at the rate set forth in Section 3.1 of the PTLA. If royalties paid to Licensor do not reach the minimum royalty amounts stated in Section 3.1 of the PTLA in the stated period, then thirty (30) days after the end of such period, Licensee will pay Licensor an additional amount equal to the difference between the stated minimum royalty amount and the actual royalties paid to Licensor.

4.	Reports and Plans.

4.1	Reports. Utilizing the report forms in Appendix 1, Licensee will provide to Licensor’s payment and reporting contact the following reports, including but not limited to: (a) the milestone report; (b) annual written progress report on January 31; (c) commercial development report; and (d) quarterly payment and royalty report.

5.	Payment, Records, and Audits.

5.1	Payments. All amounts referred to in the PTLA are expressed in U.S. dollars without deductions for taxes, assessments, fees, or charges of any kind. Each payment will reference the agreement number set forth at the beginning of the PTLA. All payments to Licensor will be made in U.S. dollars by check or wire transfer (Licensee to pay all wire or other transfer fees) payable to the payee identified in Section 18 and sent to the payment and reporting contact in Section 18. Licensee may not make any tax withholdings from payments to Licensor.

5.2	Sales Outside the U.S. If any currency conversion shall be required in connection with the calculation of payments hereunder, such conversion shall be made using the rate used by Licensee for its financial reporting purposes in accordance with U.S. Generally Accepted Accounting Principles (or foreign equivalent).

5.3	Late Payments. Amounts that are not paid when due will accrue a late charge from the due date until paid, at a rate equal to [***]% per month (or the maximum allowed by law, if less).

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.4	Records. For a period of six (6) years after the Contract Quarter to which the records pertain, Licensee agrees that it and its Affiliates and Sublicensees each will keep complete and accurate records of their Sales, Net Sales, royalty payment calculations, Milestone Fees, and Non-Royalty Sublicensing Consideration in sufficient detail to enable such payments to be determined and audited.

5.5	Auditing. Licensee and its Affiliates will permit Licensor or its representatives, at Licensor’s expense, to periodically examine books, ledgers, and records during regular business hours, at Licensee’s or its Affiliate’s place of business, on at least thirty (30) days advance notice, to the extent necessary to verify any payment or report required under the Agreement. For each Sublicensee, Licensee shall obtain such audit rights for Licensor and itself. If Licensee conducts an audit of the Sublicensee’s records, Licensee will furnish to Licensor a copy of the findings from such audit. No more than one audit of Licensee, each Affiliate, and each Sublicensee shall be conducted under this Section 5.5 in any calendar year. If any amounts due Licensor have been underpaid, then Licensee shall immediately pay Licensor the amount of such underpayment plus accrued interest due in accordance with Section 5.3. If the amount of underpayment is equal to or greater than [***]% of the total amount due for the records so examined, Licensee will pay the cost of such audit. Such audits may, at Licensor’s sole discretion, consist of a self-audit conducted by Licensee at Licensee’s expense and certified in writing by an authorized officer of Licensee.

6.	Patent Expenses and Prosecution.

6.1	Patent Expenses. Licensee shall pay Licensor for all past patent expenses as set forth in Section 3 of the PTLA. Licensee shall pay any additional past patent expenses as well as all future patent expenses incurred by Licensor regarding the Patent Rights within forty-five (45) days after Licensee’s receipt of an invoice from Licensor. Patent expense payment delinquencies (whether owed directly to Prosecution Counsel or to Licensor) will be considered a payment default under Section 7.3(a).

6.2	Direction of Prosecution. Licensor shall control the preparation, prosecution and maintenance of the Patent Rights jointly with. Licensee using Prosecution Counsel mutually acceptable to Licensor for the preparation, prosecution and maintenance of the Patent Rights. Licensor will provide or have provided copies of all material documents received by Prosecution Counsel from patent offices regarding the Patent Rights and the material documents prepared by Prosecution Counsel for submission to patent offices be provided to Licensee for review and comment prior to filing to the extent practicable under the circumstances.

6.3	Ownership. All patent applications and patents will be in the name of Licensor (and any co-owner identified in Section 1 of the PTLA) and owned by Licensor (and such co-owner, if any).

6.4	Foreign Filings. In addition to the U.S., the Patent Rights shall, subject to applicable bar dates, be pursued in such foreign countries as Licensee so designates in writing to Licensor in sufficient time to reasonably enable the preparation of such additional filings, and in those foreign countries in which Licensor has filed applications prior to the Effective Date. If Licensee does not choose to pursue patent rights in a particular foreign country and Licensor chooses to do so, Licensee shall so notify Licensor and thereafter said patent application or patent shall no longer be included in the Patent Rights and Licensee shall have no further rights thereto. Licensor shall have the right to make alternative arrangements with Licensee for upfront payment of foreign patent expenses.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.5	Withdrawal from Paying Patent Costs. If at any time Licensee wishes to cease paying for any costs for a particular Patent Right or for patent prosecution in a particular jurisdiction, Licensee must give Licensor at least ninety (90) days prior written notice and Licensee will continue to be obligated to pay for the patent costs which reasonably accrue during said notice period. Thereafter, said patent application or patent shall no longer be included in the Patent Rights and Licensee shall have no further rights thereto.

7.	Term and Termination.

7.1	Term. Unless earlier terminated as provided herein, the term of the Agreement will commence on the Effective Date and continue until the last date of expiration or termination of the Patent Rights or, if Technology Rights are licensed and no Patent Rights are applicable, for a term of twenty (20) years.

7.2	Termination by Licensee. Licensee, at its option, may terminate the Agreement by providing Licensor written notice of termination and such termination will become effective ninety (90) days after receipt of such notice by Licensor; except that if Licensee provides Licensor written notice of termination before the first anniversary of the Effective Date, such termination will become effective thirty (30) days after receipt of such notice by Licensor.

7.3	Termination by Licensor. Licensor, at its option, may immediately terminate the Agreement, or any part of Licensed Subject Matter, or any part of Field of Use, or any part of Territory, or the exclusive nature of the license grant, upon delivery of written notice to Licensee of Licensor’s decision to terminate, if any of the following occur:

(a)	Licensee becomes in arrears in any payments due under the Agreement, and Licensee fails to make the required payment within fifteen (15)) days after delivery of written notice from Licensor; or

(b)	Licensee is in breach of any non-payment provision of the Agreement, and does not cure such breach within forty (40) days after delivery of written notice from Licensor; or

(c)	Licensee or its Affiliate or Sublicensee initiates any proceeding or action to challenge the validity, enforceability, or scope of one or more of the Patent Rights, or assist a third party in pursuing such a proceeding or action.

7.4	Other Conditions of Termination. The Agreement will terminate:

(a)	Immediately, without the necessity of any action being taken by Licensor or Licensee, (i) if Licensee files a bankruptcy action or becomes bankrupt or insolvent, or (ii) Licensee’s Board of Directors elects to liquidate its assets or dissolve its business, or (iii) Licensee ceases its business operations, or (iv) Licensee makes an assignment for the benefit of creditors, or (v) if the business or assets of Licensee are otherwise placed in the hands of a receiver, assignee or trustee, whether by voluntary act of Licensee or otherwise; or

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	At any time by mutual written agreement between Licensee and Licensor.

7.5	Effect of Termination. If the Agreement is terminated for any reason:

(a)	All Sublicenses that are granted by Licensee pursuant to this Agreement, where the Sublicensee is in compliance with its Sublicense Agreement as of the date of such termination, will remain in effect and will be assigned to Licensor, except that Licensor will not be bound to perform any duties or obligations set forth in any Sublicenses that extend beyond the duties and obligations of Licensor set forth in this Agreement; and

(b)	Licensee shall cease making, having made, distributing, having distributed, using, selling, offering to sell, leasing, loaning and importing any Licensed Products and performing Licensed Processes by the effective date of termination; and

(c)	Licensee shall tender payment of all accrued royalties and other payments due to Licensor as of the effective date of termination within thirty (30) business days after the effective date of termination; and

(d)	Licensee shall tender payment of all unreimbursed patent expenses, including those scheduled in Sections 3 and 20 of the PTLA and those expenses payable under Section 6 of these Terms and Conditions within thirty (30) business days after the effective date of termination; and

(e)	Nothing in the Agreement will be construed to release either Party from any obligation that matured prior to the effective date of termination; and

(f)	The provisions of Sections 8 (Confidentiality), 9.4 (Cooperation), 11 (Representations and Disclaimers), 12 (Limit of Liability), 13 (Indemnification), 14 (Insurance), 17 (Use of Name), 18 (Notices), and 19 (General Provisions) will survive any termination or expiration of the Agreement. In addition, the provisions of Sections 3 (Compensation), 4 (Reports and Plans), 5 (Payment, Records and Audits), and 6.1 (Patent Expenses) shall survive with respect to all activities and payment obligations accruing prior to the termination or expiration of the Agreement.

8.	Confidentiality. Recipient will use best efforts to safeguard the confidentiality of the Confidential Information and will not provide any Confidential Information to third parties without Discloser’s prior written consent. Recipient will permit its employees to have access to the Confidential Information only on a need-to-know basis, and then only on the basis of a clear understanding by these individuals of the obligations hereunder. Recipient is under no obligation for any Confidential Information which: (a) it can demonstrate by written records was previously known to it; (b) is now, or becomes in the future, public knowledge other than through its own acts or omissions; (c) it independently develops by those not having access to the Confidential Information and which can be proven through verifiable records; (d) it lawfully obtains from a source independent of the Discloser; or (e) is required by applicable law to be disclosed. Notwithstanding the foregoing, the existence of the Agreement shall not be considered Confidential Information. Subject to the exclusions listed above, the Parties’ confidentiality obligations under the Agreement will survive termination of the Agreement and will continue for a period of three (3) years thereafter.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.	Infringement and Litigation.

9.1	Notification. If either Licensor’s designated office for technology commercialization or Licensee becomes aware of any infringement or potential infringement of Patent Rights, each Party shall promptly notify the other of such in writing.

9.2	Licensee’s Enforcement Rights. Licensee shall have the first right, but not the obligation, to enforce the Patent Rights against any infringement by a third party in the Field in the Territory, within a period of six (6) months from notice of such infringement. Licensee shall be responsible for payment of [***]fees and expenses associated with such enforcement incurred by Licensee and incurred by Licensor in providing cooperation or joining as a party as provided in Section 9.4. [***] percent ([***]%) of any monetary recovery for actual damages or punitive damages, in excess of Licensee’s documented, third-party expenses in enforcing the Patent Rights and amounts actually reimbursed by Licensee to Licensor under this Section 9.2, shall be shared with Licensor.

9.3	Licensor’s Enforcement Rights. If Licensee does not file suit within six (6) months after a written request by Licensor to initiate an infringement action, or earlier if Licensee provides written notice to Licensor that Licensee will not initiate infringement action, then Licensor shall have the right, at its sole discretion, to bring suit to enforce any Patent Right licensed hereunder against the infringing activities, with Licensor retaining all recoveries from such enforcement.

9.4	Cooperation between Licensor and Licensee. In any infringement suit or dispute, the Parties agree to cooperate fully with each other in a reasonable manner. If it is necessary to name Licensor as a party in such action, then Licensee must first obtain Licensor’s prior written permission, which permission shall not be unreasonably withheld, provided that Licensor shall have reasonable prior input on choice of counsel on any matter where such counsel represents Licensor.

10.	Export Compliance. Licensee and Licensor shall observe all applicable United States and foreign laws and regulations with respect to the research, development, manufacture, marketing and transfer of Licensed Products and related technical data, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulation. Licensee hereby represents and covenants that Licensee: (a) is neither a national of, nor controlled by a national of, any country to which the United States prohibits the export or re-export of goods, services, or technology; (b) is not a person specifically designated as ineligible to export from the United States or deal in U.S.-origin goods, services, or technologies; (c) shall not export or re-export, directly or indirectly, any goods, services, or technology to any country or person (including juridical persons) to which the United States prohibits the export of goods, technology or services; and (d) in the event that a United States government license or authorization is required for an export or re-export of goods, services, or technology (including technical information acquired from Licensor under this Agreement and/or any products created by using such technical information or any part thereof), shall obtain any necessary United States government license or other authorization prior to undertaking the export or re-export. Licensee and Licensor shall include a provision in its agreements, substantially similar to this Section 10, with its Sublicensees, third party persons or entities who receive or purchase a Licensed Product, requiring that these parties comply with all then-current applicable export laws and regulations and other applicable laws and regulations.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.	Representations and Disclaimers.

11.1	Licensor Representations. Except for the rights, if any, of the Government, Licensor represents and warrants to Licensee that to the knowledge of Licensor’s designated office for technology commercialization: (a) Licensor is the owner or agent of the entire right, title, and interest in and to Patent Rights (other than the right, title and interest of any joint owner identified in Section 1 of the PTLA) and has taken all reasonable steps necessary to perfect its ownership in and to Patent Rights;); (b) Licensor has the right to grant the license and sublicense hereunder;, (c) Licensor has not knowingly granted and will not knowingly grant licenses or other rights under the Patent Rights that are in conflict with the terms and conditions in the Agreement, and (d) Licensor has disclosed any applicable Government Rights in the Patent Rights to Licensee.

11.2	Government Rights. Licensee understands that Licensed Subject Matter may have been developed under a funding agreement with Government and, if so, that Government may have certain rights relative thereto. The Agreement is made subject to the Government’s rights under any such agreement and under any applicable Government law or regulation. To the extent that there is a conflict between any such agreement, such applicable law or regulation and the Agreement, the terms of such Government agreement, and applicable law or regulation, shall prevail.

11.3	Licensor Disclaimers. EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 11.1, LICENSEE UNDERSTANDS AND AGREES THAT LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, AS TO THE LICENSED PRODUCTS OR LICENSED PROCESSES OR AS TO THE OPERABILITY OR FITNESS FOR ANY USE OR PARTICULAR PURPOSE, MERCHANTABILITY, SAFETY, EFFICACY, APPROVABILITY BY REGULATORY AUTHORITIES, TIME AND COST OF DEVELOPMENT, PATENTABILITY, NONINFRINGEMENT, AND/OR BREADTH OF PATENT RIGHTS. LICENSOR MAKES NO REPRESENTATION AS TO WHETHER ANY CLAIM OR PATENT WITHIN PATENT RIGHTS IS VALID, OR AS TO WHETHER THERE ARE ANY PATENTS NOW HELD, OR WHICH WILL BE HELD, BY OTHERS OR BY LICENSOR THAT MIGHT BE REQUIRED FOR USE OF PATENT RIGHTS IN THE FIELD OF USE. NOTHING IN THE AGREEMENT WILL BE CONSTRUED AS CONFERRING BY IMPLICATION, ESTOPPEL OR OTHERWISE ANY LICENSE OR RIGHTS TO ANY PATENTS OR TECHNOLOGY OF LICENSOR OTHER THAN THE PATENT RIGHTS, WHETHER SUCH PATENTS ARE DOMINANT OR SUBORDINATE TO THE PATENT RIGHTS, OR THE TECHNOLOGY RIGHTS SPECIFICALLY DESCRIBED HEREIN.

11.4	Licensee Representation. By execution of the Agreement, Licensee represents, acknowledges, covenants and agrees that: (a) Licensee has not been induced in any way by Licensor or its employees to enter into the Agreement; (b) Licensee has been given an opportunity to conduct sufficient due diligence with respect to all items and issues pertaining to this Section 11 (Representations and Disclaimers) and all other matters pertaining to the Agreement; (c) Licensee has adequate knowledge and expertise, or has utilized knowledgeable and expert consultants, to adequately conduct the due diligence; and (d) Licensee accepts all risks inherent herein. Licensee represents that it is a duly organized, validly existing entity of the form indicated in Section 1 of the PTLA, and is in good standing under the laws of its jurisdiction of organization as indicated in Section 1 of the PTLA, and has all necessary corporate or other appropriate power and authority to execute, deliver and perform its obligations hereunder.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.	Limit of Liability. IN NO EVENT SHALL LICENSOR, OSU, OR THEIR INVENTORS, OFFICERS, EMPLOYEES, STUDENTS, TRUSTEES, AGENTS OR AFFILIATED ENTERPRISES, BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT OR ITS SUBJECT MATTER, REGARDLESS OF WHETHER ANY SUCH PARTY KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES. OTHER THAN FOR CLAIMS AGAINST LICENSEE FOR INDEMNIFICATION (SECTION 13), CLAIMS AGAINST LICENSOR FOR LICENSOR REPRESENTATIONS (11.1), OR FOR CLAIMS AGAINST LICENSOR FOR MISUSE OR MISAPPROPRIATION OR INFRINGEMENT OF LICENSEE’S INTELLECTUAL PROPERTY RIGHTS, LICENSEE WILL NOT BE LIABLE TO LICENSOR FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT OR ITS SUBJECT MATTER, REGARDLESS OF WHETHER LICENSEE KNOWS OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

13.	Indemnification Obligation. Licensee agrees to hold harmless, defend and indemnify Licensor, OSU, their affiliates, and their officers, employees, students, inventors, trustees, agents, and consultants (“Indemnified Parties”) from and against any liabilities, damages, causes of action, suits, judgments, liens, penalties, fines, losses, costs and expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) (collectively “Liabilities”) resulting from claims or demands brought by third parties against an Indemnified Party on account of any injury or death of persons, damage to property, or any other damage or loss arising out of or in connection with the Agreement or the exercise or practice by or under authority of Licensee, its Affiliates or their Sublicensees, or third party person or entity who purchases a Licensed Product, of the rights granted hereunder. Licensee shall have no responsibility or obligation under this section for any Liabilities to the extent caused by the gross negligence or willful misconduct by Licensor.

14.	Insurance Requirements. Prior to any Licensed Product or Licensed Process being used or Sold (including for the purpose of obtaining regulatory approval) by an Affiliate or by a Sublicensee, and for a period of five years after the Agreement expires or is terminated, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in commercially reasonable and appropriate amounts for the Licensed Product or Licensed Process being used or Sold. Licensee shall use commercially reasonable efforts to have Licensor, its affiliates, its officers, and employees named as additional insureds. Such commercial general liability insurance shall provide, without limitation: (a) product liability coverage; (b) broad form contractual liability coverage for Licensee’s indemnification under the Agreement; and (c) coverage for litigation costs. Upon request by Licensor, Licensee shall provide Licensor with written evidence of such insurance. Additionally, Licensee shall provide Licensor with advance written notice of at least sixty (60) days prior to Licensee cancelling, not renewing, or materially changing such insurance.

15.	Assignment. This Agreement is not assignable or otherwise transferable (including by operation of law, merger or other business combination) by Licensee without the prior written consent of Licensor, which consent will not be unreasonably withheld. For any permitted assignment or transfer to be effective, (a) Licensee must be in good standing under this Agreement, and (b) the assignee must assume in writing (a copy of which shall be promptly provided to Licensor) all of Licensee’s interests, rights, duties and obligations under the Agreement and agree to comply with all terms and conditions of the Agreement as if assignee were an original Party to the Agreement.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.	Patent Markings. Licensee agrees that all Licensed Products Sold by Licensee, Affiliates, and Sublicensees will be marked in accordance with each country’s patent marking laws, including Title 35, U.S. Code, in the United States.

17.	Use of Name. Licensee will not use the name, trademarks or other marks of Licensor or OSU without the advance written consent of Licensor and OSU. Licensor and OSU may use Licensee’s name and logo for annual reports, brochures, website and internal reports without prior consent.

18.	Notices. Any notice or other communication of the Parties required or permitted to be given or made under the Agreement will be in writing and will be deemed effective when sent in a manner that provides confirmation or acknowledgement of delivery and received at the address set forth in Section 18 of the PTLA (or as changed by written notice pursuant to this Section 18). Notices required under the Agreement may be delivered via E-mail provided such notice is confirmed in writing as indicated. Late payment notices are sufficiently delivered via E-mail only.

19.	General Provisions.

19.1	Binding Effect. The Agreement is binding upon and inures to the benefit of the Parties hereto, their respective executors, administrators, heirs, permitted assigns, and permitted successors in interest.

19.2	Construction of Agreement. Both Parties agree that any ambiguity in the Agreement shall not be construed more favorably toward one Party than the other Party, regardless of which Party primarily drafted the Agreement.

19.3	Counterparts and Signatures. The Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A Party may evidence its execution and delivery of the Agreement by transmission of a signed copy of the Agreement via facsimile or email.

19.4	Compliance with Laws. Licensee will comply with all applicable federal, state and local laws and regulations.

19.5	Governing Law; Jurisdiction. The Agreement will be construed and enforced in accordance with laws of the State of Ohio, without regard to choice of law and conflicts of law principles. The Parties agree that any claim or cause of action regarding this Agreement shall be brought in a court of competent jurisdiction in Ohio and this is the parties’ sole and exclusive process for seeking a remedy for any and all claims and causes of action regarding this Agreement.

19.6	Modification. Any modification of the Agreement will be effective only if it is in writing and signed by duly authorized representatives of both Parties.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.7	Severability. If any provision hereof is held to be invalid, illegal or unenforceable in any jurisdiction, the Parties hereto shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties, and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such other provisions in any other jurisdiction, so long as the essential essence of the Agreement remains enforceable.

19.8	Third Party Beneficiaries. Nothing in the Agreement, express or implied, is intended to confer any benefits, rights or remedies on any entity, other than the Parties, OSU, and their permitted successors and assigns. However, if there is a joint owner of any Patent Rights identified in Section 1 of the PTLA (other than Licensee), then Licensee hereby agrees that the following provisions of these Terms and Conditions extend to the benefit of the co-owner identified therein (excluding the Licensee to the extent it is a co-owner) as if such co-owner was identified in each reference to the Licensor: the retained rights under Section 2.1(d); Section 11.3 (Licensor Disclaimers); Section 12 (Limit of Liability); Section 13 (Indemnification); Section 14.1 (Insurance Requirements); Section 17 (Use of Name); and Section 19.10 (Sovereign Immunity, if applicable).

19.9	Waiver. Neither Party will be deemed to have waived any of its rights under the Agreement unless the waiver is in writing and signed by such Party. No delay or omission of a Party in exercising or enforcing a right or remedy under the Agreement shall operate as a waiver thereof.

19.10	Sovereign Immunity. Nothing in the Agreement shall be deemed or treated as any waiver of OSU’s sovereign immunity.

19.11	Cross Default. In the event that Licensee is a party to any other agreement with Licensor, a default by Licensee of this or any other agreement shall be deemed a default under all other agreements with Licensor and OSU.

19.12	Entire Agreement. The agreement constitutes the entire agreement between the parties regarding the subject matter hereof, and supersedes all prior written or verbal agreements, representations and understandings relative to such matters.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1A

MILESTONE REPORT

Licensee: ______________________________	Agreement No: ___________________________
Inventor: ______________________________	Licensor Tech ID No: _______________________
Period Covered From: ____________________	Through: ________________________________
Prepared By: ___________________________	Date: ___________________________________
Approved By: __________________________	Date: ___________________________________

Milestone Events	Milestone Fees Due by the Quarterly Payment Deadline for the Contract Quarter in which the milestone events are achieved	Deadlines	Date Completed
1.	$
2.	$
3.	$
4.	$
5.	$

I certify that this report is accurate and complete: ________________________________________

Description of Milestone Activities:

1.

2.

3.

Please return one copy of this form along with your report to the following address:

Ohio State Innovation Foundation
Attn: Compliance

Technology Commercialization Office
1524 North High Street

Columbus, OH 43201

If you have questions, please call (614) 292-1315, send a fax to (614) 292-8907 (Attn: Compliance), or send an email to tcocompliance@osu.edu. Thank you for your prompt attention.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1B

ANNUAL REPORT

Licensee: ______________________________	Agreement No: ___________________________
Inventor: ______________________________	Licensor Tech ID No: _______________________
Period Covered From: ____________________	Through: ________________________________
Prepared By: ___________________________	Date: ___________________________________
Approved By: __________________________	Date: ___________________________________

ANNUAL REPORT FOR THE PERIOD

An annual report is due on ______________________ covering the status of all patent prosecution, commercial development, and licensing activities relating to the invention(s) covered by the above Agreement. (Please refer to the Agreement paragraph ___________).

Government regulations (Bayh-Dole) require reporting of any request to waive standard U.S. manufacturing requirements. Have you requested such a waiver from a government agency?

☐  Yes   ☐  No

If yes, please attach additional information and give the agency name, date requested, and/or date granted.

Submitted By: ____________________________ Title: ___________________________________ Email: ___________________________________	Date: ____________________ Phone: ___________________

Please return one copy of this form along with your report to the following address:

Ohio State Innovation Foundation
Attn: Compliance

Technology Commercialization Office
1524 North High Street

Columbus, OH 43201

If you have questions, please call (614) 292-1315, send a fax to (614) 292-8907 (Attn: Compliance), or send an email to tcocompliance @osu.edu. Thank you for your prompt attention.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1B

ANNUAL REPORT

For the Period:_________________

Patent Activity

License/Sublicense Activity

Description of Commercial Development (see attached form)

Management
Title	Name	Since (Date)
CEO
COO
CFO
CTO/CMO

Please return one copy of this form along with your report to the following address:

Ohio State Innovation Foundation
Attn: Compliance

Technology Commercialization Office
1524 North High Street

Columbus, OH 43201

If you have questions, please call (614) 292-1315, send a fax to (614) 292-8907 (Attn: Compliance), or send an email to tcocompliance @osu.edu. Thank you for your prompt attention.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1B

ANNUAL REPORT

For the Period:_________________

Description of any Key Other Events

Please return one copy of this form along with your report to the following address:

Ohio State Innovation Foundation
Attn: Compliance

Technology Commercialization Office
1524 North High Street

Columbus, OH 43201

If you have questions, please call (614) 292-1315, send a fax to (614) 292-8907 (Attn: Compliance), or send an email to tcocompliance @osu.edu. Thank you for your prompt attention.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1B

ANNUAL REPORT

For the Period:_________________

COMMERCIAL DEVELOPMENT REPORT

Please select the type of product in development, check its current state of development, and complete the fields for the other information in the box. If you have additional information, please attach it to the end of this form.

Therapeutic Products Date ? Discovery _________________ ? Pre-Clinical _________________ ? Phase I Clinical Trials _________________ ? Phase II Clinical Trials _________________ ? Phase III Clinical Trials _________________ ? NDA Submitted _________________ ? Selling Licensed Products _________________ ? Other: _________________ _________________ Drug in Development (brand name, if applicable): Hardware/Engineering Products Date ? Research _________________ ? Functioning Prototype _________________ ? Beta Testing _________________ ? Pilot Manufacturing Run _________________ ? Safety Tested _________________ _________________ ? Selling Licensed Products _________________ ? Other: _________________ _________________ Product in Development (brand name, if applicable): __________________________________________________ Market Addressed: _________________________________ Software Date ? In Development _________________ ? Alpha Testing _________________ ? Beta Testing _________________ _________________ ? Selling Licensed Products _________________ ? Other: _________________ _________________ Tool in Development (brand name, if applicable): _________________________________________ Application: _____________________________________Copyright/Trademarked Products Date ? Functioning Prototype _________________ ? Alpha Testing _________________ ? Beta Testing _________________ _________________ ? Selling Licensed Products _________________ ? Other: _________________ _________________ Product in Development (brand name, if applicable): __________________________________________ Market Addressed: _______________________________ Plant Products Date ? Discovery _________________ ? Gvt. Approval Applied For _________________ ? Gvt. Approval Received _________________ _________________ ? Selling Licensed Products _________________ ? Other: _________________ _________________ Product in Development (brand name, if applicable): __________________________________________________ Field of Product: _________________________________Medical Devices/Diagnostics Date ? Research _________________ ? Pre-Clinical _________________ ? 510(k)/CE Mark Submitted _________________ ? PMA _________________ _________________ ? Selling Licensed Products _________________ ? Other: _________________ _________________ Device/Diagnostic in Development (brand name, if applicable): __________________________________________________ Medical Field: _____________________________________ Please return one copy of this form along with your report to the following address: Ohio State Innovation Foundation Attn: Compliance Technology Commercialization Office 1524 North High Street Columbus, OH 43201If you have questions, please call (614) 292-1315, send a fax to (614) 292-8907 (Attn: Compliance), or send an email to tcocompliance@osu.edu. Thank you for your prompt attention.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1C

ROYALTY REPORT

Licensee: ______________________________	Agreement No: ___________________________
Inventor: ______________________________	Licensor Tech ID No: _______________________
Period Covered From: ____________________	Through: ________________________________
Prepared By: ___________________________	Date: ___________________________________
Approved By: __________________________	Date: ___________________________________

If license covers several major product lines, please prepare a separate report for each line. Then combine all product lines into a summary report.

Report Type:

☐    Single Product Line Report: ___________________________________________________________________

☐    Multiproduct Summary Report: ________________________________________________________________
Page 1 of ____ pages

Product Line Details:	Line: _______________________	Trade Name: _______________________
Pages: ______________________

Report Currency:	☐ U.S. Dollars	☐ Other: __________________________

	Country	Gross Consideration	Allowances	Net Sales[1]	Royalty Rate	Royalty Amount	Royalty Paid Last Year	Next Year Royalty Forecast[2]
1. Total Q1

2. Total Q2

3. Total Q3

4. Total Q4

5. Total FY _
6. Minimum Annual Royalty
7. Annual Royalty[3] for FY__
8. Amount Paid-to-Date[4]
9. Amount Payable[5]

Total Royalty: ________________	Conversion Rate: _________	Royalty in U.S. Dollars: _______________

1 means the Gross Consideration paid to, received by, or given to Licensee, Affiliates, and Sublicensees from the Sale of Licensed Products and Licensed Processes, less the following items directly attributable to the Sale of such Licensed Products that are specifically identified on the invoice for such Sale and borne by the Licensee, Affiliates, or Sublicensees as the seller: (a) discounts and rebates actually granted; (b) sales, value added, use and other taxes and government charges actually paid, excluding income taxes; (c) import and export duties actually paid; (d) freight, transport, packing and transit insurance charges actually paid or allowed; and (e) other amounts actually refunded, allowed or credited due to rejections or returns, but not exceeding the original invoiced amount.

2 The royalty forecast is non-binding and is for OSIF’s internal planning purposes only

3 (greater of line 5 or 6)

4 (lines 1+2+3)

5 (line 7 - line 8)

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1C

ROYALTY REPORT

Any other consideration due Licensor during this Royalty Period:

Milestones: ________________________

Minimum Royalties: _________________	Sublicense Payments: __________________

On a separate page, please indicate the reason for returns or adjustments if significant. Also note any unusual occurrences that affect royalty amounts during this period. To assist OSIF’s forecasting, please comment on any significant expected trends in sales volume.

I certify that this report is accurate and complete: ________________________________________

Please return one copy of this form along with your report to the following address:

Ohio State Innovation Foundation
Attn: Compliance

Technology Commercialization Office
1524 North High Street

Columbus, OH 43201

If you have questions, please call (614) 292-1315, send a fax to (614) 292-8907 (Attn: Compliance), or send an email to tcocompliance @osu.edu. Thank you for your prompt attention.

{00258124-1}Licensee: Arno Therapeutics, Inc.	CONFIDENTIAL	Exclusive License (Non-Equity)
Licensor: Ohio State Innovation Foundation		EXHIBIT A
Page 25 of 25

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.